Amana Mutual Funds Trust

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund

Supplement dated May 22, 2023, to the
Prospectus dated September 30, 2022

_______________________________________

Effective May 1, 2023, the following text replaces the text under the section titled “Liquidity Program (Equity Funds)” on page 20 of the Prospectus:

Liquidity Program (Equity Funds)

The Income, Growth, and Developing World Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program. This program is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. ReFlow provides this cash by purchasing Institutional Shares at net asset value and ReFlow will not be subject to any investment minimum applicable to such shares. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner.

For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under Purchase and Sale of Fund Shares below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the policy described in the “Frequent Trading Policy” section below. The adviser believes that the program has advantages over more conventional alternatives for meeting the Funds’ liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When ReFlow redeems in kind, it is anticipated that the use of the program will reduce a Fund’s realization of capital gains.

* * * * * *

This Supplement must be accompanied by or read in conjunction with the current Prospectus identified above, dated September 30, 2022.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

#       #       #